DREYFUS MONEY MARKET RESERVES
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to report the performance for Dreyfus Money Market
Reserves for the 12- month period ended October 31, 1997, as shown in the following table:
                                                                        Yield                   Effective Yield*
                                                                   ______________                _____________
           Investor Shares........................                      4.93%                        5.04%
           Class R Shares.........................                      5.13%                        5.25%

ECONOMIC ENVIRONMENT
Steady Growth, Low Inflation Continues
    The U.S. economy maintained its ongoing strength during the 12-month reporting period. While growth of the Gross Domestic Product (GDP) slowed slightly during second-quarter 1997 to 3.3% from 4.9% in the first quarter, most summer and fall statistics continued to indicate healthy growth. The Index of Leading Economic Indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike - when some companies may have slowed output due to nonshipment of parts needed for their production lines - recent production gains have been vigorous enough to surpass the torrid pace of capacity expansion. October's Index of Leading Economic Indicators was also up, for the sixth straight month. While September did produce a spate of slightly weaker economic indicators, most analysts view this as another of the short lulls that have marked this expansion since it began.
    In the past, robust economic growth has been a traditional harbinger of higher inflation. However, this expansion has not followed suit, thus far. Consumer prices - excluding food and energy costs, which fluctuate a lot - have risen at a scant 2.2% annual rate this year, down from 2.6% last year. However, there are hints that pressures may be building. Energy prices have moved up and labor markets remain tight, with the nation's unemployment rate in October hitting a 24-year low of 4.7%. On the one hand, these factors, along with the labor-friendly UPS strike settlement, could push up inflation and prompt the Federal Reserve Board (the "Fed") to tighten short-term interest rates in response. On the other hand, the Asian financial crisis could help keep inflation down.
The Fed Remains Patient: Inflation Stays Low
    While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Fed has not raised short-term interest rates since its March meeting. In April and May, the yields of money market securities rose in expectation of another Fed hike, but the Fed failed to act and rates fell to their current levels near the Federal Funds target rate. Then, in his October 8 congressional testimony, Fed Chairman Alan Greenspan warned that the nation's economy was still growing too fast, implying that the Fed might need to raise short-term rates in order to cool it off. In public comments following the onset of the Asian financial crisis and the late-October stock market correction, however, Greenspan adopted a more conciliatory tone, making it fairly clear that these developments have lessened the chances of a Fed tightening for at least several months.
MARKET ENVIRONMENT
    After rising sharply around the time of Fed Chairman Alan Greenspan's February Humphrey-Hawkins Senate testimony and staying a bit higher during early spring, interest rates on money market securities backed down to hover near the Federal Funds rate for the remainder of the annual period. Rates did fall slightly during the second and third quarters of 1997, due to a growing investor perception that the Fed is comfortable with the current inflation picture and willing to live with a strong economy for the time being. For example, interest rates on 30-day commercial paper fell two basis points during the third quarter of 1997, while 60-day and 90-day commercial paper fell four basis points during the same time period.

PORTFOLIO OVERVIEW
    In this environment of economic strength, low inflation, and strong money market performance, your Fund retained a flexible posture for much of the period. In terms of average portfolio maturity, this meant maintaining a relatively neutral maturity during the period. As of October 31, 1997, that maturity was 55 days, which is quite close to the average portfolio maturity of approximately 61 days for comparable money market funds as measured by IBC's Money Fund Report.
    Essentially, management has been cautious yet opportunistic, keeping the average portfolio maturity neutral so that the Fund can seek to take advantage of interest rate changes, while capitalizing on yield opportunities across the spectrum of money market securities. During the recent annual period, we found many such opportunities among a diversified mix of floating and variable-rate securities, which continued to offer better relative value and higher yields than most fixed-rate money market securities. In fact, we increased the Fund's position in these securities to approximately 55% of assets, up from approximately 32% of assets at the start of the period. Variable-rate securities provide yields that reset daily, weekly, monthly, or quarterly tied to the rate at which a money market index changes, such as the bank prime lending rate or LIBOR Index.** Floating-rate securities provide for the automatic adjustment of their interest whenever a specified interest rate changes.
    As always, credit quality retained a position of paramount importance in the Fund's investment strategy. The portfolio remains concentrated in higher quality money market securities, and management continues to monitor the creditworthiness of every holding and issuer to assure its continued appropriateness for the Fund.
    Looking ahead, management currently expects to retain its strategy of flexibility and cautious opportunism. At present, the economy appears to be growing at a solid pace and inflation remains low. Should economic growth slow, management may become more aggressive through extending the average maturity of the Fund in its pursuit of income.
    We will continue to seek a competitive level of income by investing in a diversified portfolio of high quality money market securities.
                              Sincerely,

                          [David Hertan signature logo]

                              David Hertan
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**The London Interbank Offered Rate ("LIBOR") is "the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans." - John Downes and Elliot Goodman, Dictionary of Finance and Investment Terms (New York, Barron's, 1995) s.v.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF INVESTMENTS                                                                                          October 31, 1997
                                                                                                     Principal
Negotiable Bank Certificates of Deposit-20.0%                                                          Amount            Value
                                                                                                   _____________     _____________
ANZ Banking Group (London)
  5.83%, 7/31/98............................................................                       $  10,000,000     $  10,000,361
Bank of Tokyo-Mitsubishi
  5.66%, 11/28/97...........................................................                          10,000,000        10,000,000
Bayerische Hypothenken-und Wechsel-Bank AG (London)
  5.90%, 10/14/98...........................................................                          10,000,000         9,995,453
Canadian Imperial Bank of Commerce (Yankee)
  5.82%, 3/2/98.............................................................                           7,500,000         7,496,787
Commerzbank AG (Yankee)
  5.63%, 12/23/97...........................................................                           3,000,000         2,999,170
Generale Bank (Yankee)
  5.92%, 7/22/98............................................................                          10,000,000         9,998,277
Industrial Bank of Japan LTD. (Yankee)
  5.61%, 11/17/97...........................................................                          10,000,000        10,000,000
Royal Bank of Canada
  6.24%, 4/6/98.............................................................                           8,000,000         7,998,683
Societe Generale (Yankee)
  5.88%-5.90%, 3/3/98-9/30/98...............................................                          10,000,000         9,998,516
Swiss Bank Corp. (Yankee)
  5.99%, 6/12/98............................................................                           9,000,000         9,001,787
                                                                                                                     _____________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $87,489,034)........................................................                                         $  87,489,034
                                                                                                                     =============
Commercial Paper-18.6%
BBL North America, Inc.
  5.74%, 12/18/97...........................................................                        $  9,000,000     $   8,934,435
Countrywide Home Loans, Inc.
  5.56%, 11/10/97...........................................................                           8,000,000         7,988,920
Fleet Financial Group Inc.
  5.55%, 11/10/97...........................................................                          12,184,000        12,167,186
Household International Inc.
  5.60%, 11/20/97...........................................................                          20,000,000        19,941,206
Statoil (Den Norske Stats Oljeselskap A.S.)
  5.75%, 11/3/97............................................................                          14,000,000        13,995,528
Svenska Handelsbanken Inc.
  5.61%, 11/12/97...........................................................                           9,345,000         9,329,210
Yorkshire Building Society
  5.71%, 12/9/97............................................................                           9,000,000         8,947,085
                                                                                                                     _____________
TOTAL COMMERCIAL PAPER
  (cost $81,303,570)........................................................                                         $  81,303,570
                                                                                                                     =============

DREYFUS MONEY MARKET RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              OCTOBER 31, 1997

                                                                                                     Principal
Corporate Notes-55.2%                                                                                 Amount             Value
                                                                                                   _____________     _____________
Abbey National PLC
  5.62%, 2/20/98 (a)........................................................                      $    5,000,000       $ 4,998,981
American Express Centurion Bank
  5.58%, 8/14/98 (a)........................................................                           5,000,000         5,000,000
Ameritech Capital Funding Corp.
  5.64%, 5/12/98 (a)........................................................                           8,000,000         8,003,331
AmSouth Bank of Alabama
  5.58%, 10/9/98 (a)........................................................                          10,000,000         9,991,658
Asset Backed Capital Ltd.
  5.63%, 8/17/98 (a)........................................................                          10,000,000        10,000,000
BankAmerica Corp.
  5.91%, 3/18/98............................................................                           3,000,000         2,996,727
BankBoston Corp.
  5.66%, 10/6/98 (a)........................................................        .                 10,000,000         9,995,476
Bear Stearns Mortgage Capital Corp.
  5.67%-5.69%, 11/7/97-9/15/98 (a)..........................................                          10,000,000        10,000,000
Beneficial Corp.
  5.67%, 5/28/98 (a)........................................................                          10,000,000        10,014,445
Caterpillar Financial Services Corp.
  5.62%-5.66%, 11/3/97-6/9/98 (a)...........................................                           9,500,000         9,502,453
Chase Manhattan Corp.
  5.70%, 10/15/98 (a).......................................................                           2,000,000         2,000,945
CIT Group Holdings Inc.
  5.70%-5.92%, 1/28/98-4/15/98 (a)..........................................                          10,500,000        10,502,217
Comerica Bank
  5.62%, 2/5/98 (a).........................................................                           7,500,000         7,498,745
Commonwealth Bank of Australia
  5.82%, 7/15/98 (a)........................................................                           4,350,000         4,351,207
Corestates Bank
  5.62%, 11/6/97 (a)........................................................                           5,000,000         5,000,000
Countrywide Funding Corp.
  5.66%, 12/29/97 (a).......................................................                          11,350,000        11,355,270
Dauphin Deposit Bank & Trust Co.
  5.64%, 8/5/98 (a).........................................................                          11,000,000        10,995,948
Den Danske Bank
  5.65%, 6/2/98 (a).........................................................                           5,400,000         5,400,154
First USA Bank
  5.60%-5.63%, 5/20/98-11/12/98 (a).........................................                           9,500,000         9,528,089
Ford Motor Credit Co.
  5.63%-5.73%, 11/3/97-12/15/97 (a).........................................                           8,420,000         8,441,107

DREYFUS MONEY MARKET RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              OCTOBER 31, 1997

                                                                                                     Principal
Corporate Notes (continued)                                                                           Amount             Value
                                                                                                   _____________     _____________
General Motors Acceptance Corp.
  5.68%-6.07%, 1/20/98-4/17/98 (a)..........................................                      $    9,900,000    $    9,926,080
Hewlett-Packard Finance Co.
  6.07%, 12/5/97............................................................                           5,209,000         5,214,890
IBM Credit Corp.
  5.67%, 8/28/98 (a)........................................................                          10,000,000         9,994,436
Key Bank of Washington
  5.59%, 12/10/97 (a).......................................................                           7,500,000         7,499,493
Liberty Mutual Capital Corp.
  5.66%-5.71%, 1/21/98-5/7/98 (a)...........................................                           9,500,000         9,517,676
MBNA America Bank
  5.68%, 2/9/98 (a).........................................................                           8,000,000         8,003,444
Merrill Lynch & Co.
  5.64%, 5/19/98 (a)........................................................                           8,850,000         8,861,977
Morgan Stanley, Dean Witter, Discover & Co.
  5.64%, 11/9/98 (a)........................................................                           2,000,000         2,001,173
Morgan Stanley Group
  5.62%, 2/13/98 (a)........................................................                           8,500,000         8,500,000
NationsBank Corp.
  5.62%, 3/27/98 (a)........................................................                           4,000,000         4,002,962
SMM Trust
  5.63%, 1/15/98 (a)........................................................                           7,000,000         6,999,985
Wells Fargo & Co.
  5.63%, 7/1/98 (a).........................................................                           5,000,000         5,003,327
                                                                                                                     _____________
TOTAL CORPORATE NOTES
  (cost $241,102,196).......................................................                                         $241,102,196
                                                                                                                     =============
Short Term Bank Notes-1.6%
Westdeutsche Landesbank Girozentrale
  5.67%, 3/6/98 (a)
  (cost $6,998,387).........................................................                      $    7,000,000    $    6,998,387
                                                                                                                     =============

DREYFUS MONEY MARKET RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              OCTOBER 31, 1997

                                                                                                     Principal
Repurchase Agreements-2.6%                                                                             Amount            Value
                                                                                                   _____________     _____________
Lehman Government Securities, Inc.
  5.65%, dated 10/31/97, due 11/3/97 in the amount
  of $11,263,301 (fully collateralized by
  $11,490,000 U.S. Treasury Notes, 5.625%, due
  10/31/99, value $11,493,591)
  (cost $11,258,000)........................................................                       $  11,258,000     $  11,258,000
                                                                                                                     =============
TOTAL INVESTMENTS
  (cost $428,151,187).......................................................                                98.0%    $ 428,151,187
                                                                                                            ====     =============
CASH AND RECEIVABLES (NET)..................................................                                 2.0%    $   8,731,920
                                                                                                            ====     =============
NET ASSETS..................................................................                               100.0%    $ 436,883,107
                                                                                                            ====     =============
Notes To Statement of Investments:
    (a)  Variable interest-rates are subject to periodic change.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                                               OCTOBER 31, 1997
                                                                                                        Cost             Value
                                                                                                   _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments             $428,151,187      $428,151,187
                                 Cash.......................................                                             4,676,919
                                 Interest receivable........................                                             4,276,718
                                                                                                                     _____________
                                                                                                                       437,104,824
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             221,500
                                 Due to Distributor.........................                                                   217
                                                                                                                     _____________
                                                                                                                           221,717
                                                                                                                     _____________
NET ASSETS..................................................................                                          $436,883,107
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                         $436,905,645
                                 Accumulated net realized gain (loss) on investments                                       (22,538)
                                                                                                                     _____________
NET ASSETS..................................................................                                          $436,883,107
                                                                                                                     =============
                                                  NET ASSET VALUE PER SHARE
                                                  _________________________
                                                                                                 Investor Shares    Class R Shares
                                                                                                 _______________   _______________
Net Assets..................................................................                        $204,850,722      $232,032,385
Shares Outstanding..........................................................                         204,861,264       232,044,381
NET ASSET VALUE PER SHARE...................................................                               $1.00             $1.00
                                                                                                            ====              ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                           $21,783,461
EXPENSES:                        Management fee-Note 2(a)...................                        $  1,931,340
                                 Distribution fees (Investor Shares)-Note 2(b)..                         353,962
                                                                                                 _______________
                                         Total Expenses                                                                  2,285,302
                                                                                                                   _______________
INVESTMENT INCOME-NET.......................................................                                            19,498,159
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                               (12,742)
                                                                                                                   _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $19,485,417
                                                                                                                   ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended            Year Ended
                                                                                            October 31, 1997      October 31, 1996
                                                                                            ________________      ________________
OPERATIONS:
  Investment income-net...................................................                    $   19,498,159        $   16,551,791
  Net realized gain (loss) on investments.................................                           (12,742)                1,082
                                                                                            ________________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                        19,485,417            16,552,873
                                                                                            ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares.......................................................                        (8,759,151)           (6,902,288)
    Class R shares........................................................                       (10,739,008)           (9,649,503)
                                                                                            ________________      ________________
      Total Dividends.....................................................                       (19,498,159)          (16,551,791)
                                                                                            ________________      ________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares.......................................................                       680,251,955           159,934,479
    Class R shares........................................................                       466,716,451           716,962,318
  Dividends reinvested:
    Investor shares.......................................................                         8,650,590             6,757,305
    Class R shares........................................................                         6,408,875             5,233,636
  Cost of shares redeemed:
    Investor shares.......................................................                      (628,214,064)         (184,344,018)
    Class R shares........................................................                      (411,494,936)         (691,573,952)
                                                                                            ________________      ________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                       122,318,871            12,969,768
                                                                                            ________________      ________________
        Total Increase (Decrease) in Net Assets...........................                       122,306,129            12,970,850
NET ASSETS:
  Beginning of Period.....................................................                       314,576,978           301,606,128
                                                                                            ________________      ________________
  End of Period...........................................................                   $   436,883,107       $   314,576,978
                                                                                            ================      ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Investor Shares
                                                            __________________________________________________
                                                                           Year Ended October 31,
                                                            __________________________________________________
PER SHARE DATA:                                                1997        1996         1995         1994(1,2)
                                                               ____        ____         ____         ____
    Net asset value, beginning of period..................  $  1.00     $  1.00      $  1.00      $  1.00
                                                               ____        ____         ____         ____
    Investment Operations:
    Investment income-net.................................     .049        .048         .052         .021
                                                               ____        ____         ____         ____
    Distributions:
    Dividends from investment income-net..................    (.049)      (.048)       (.052)       (.021)
                                                               ____        ____         ____         ____
    Net asset value, end of period........................  $  1.00     $  1.00      $  1.00      $  1.00
                                                               ====        ====         ====         ====
TOTAL INVESTMENT RETURN...................................     5.04%       4.94%        5.28%        2.14%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............      .70%        .70%         .70%         .71%(4)
    Ratio of net investment income
      to average net assets...............................     4.95%       4.84%        5.25%        3.31%(4)
    Net Assets, end of period (000's Omitted)............. $204,851    $144,168     $161,819       $3,611
(1)  The Fund commenced selling Investor shares on April 6, 1994.
(2)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
     served as the Fund's investment manager.
(3)  Not annualized.
(4)  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Class R Shares
                                                       ______________________________________________________
                                                                        Year Ended October 31,
                                                       ______________________________________________________
PER SHARE DATA:                                        1997        1996        1995        1994(1,2)  1993
                                                       ____        ____        ____        ____       ____
    Net asset value, beginning of period.........   $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                                                       ____        ____        ____        ____       ____
    Investment Operations:
    Investment income-net........................      .051        .050        .053        .034(3)    .028(4)
                                                       ____        ____        ____        ____       ____
    Distributions:
    Dividends from investment income-net.........     (.051)      (.050)      (.053)      (.034)     (.028)
                                                       ____        ____        ____        ____       ____
    Net asset value, end of period...............   $  1.00     $  1.00    $   1.00    $   1.00   $   1.00
                                                       ====        ====        ====        ====       ====
TOTAL INVESTMENT RETURN..........................      5.25%       5.16%       5.44%       3.52%      2.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......       .50%        .50%        .50%        .51%(5)    .50%
    Ratio of net investment income
    to average net assets........................      5.13%       5.01%       5.40%       3.51%      2.80%
    Net Assets, end of period (000's Omitted)....  $232,032    $170,409    $139,787    $124,754   $103,760
(1)    Effective October 17, 1994, The Dreyfus Corporation serves as the
       Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
       served as the Fund's investment manager.
(2)    The Fund commenced selling Investor shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)    Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0331.
(4)    For the years ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0036 per share.
(5)    Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MONEY MARKET RESERVES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Money Market Reserves (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $10,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

DREYFUS MONEY MARKET RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly to the non-interested Directors.
    (b) Distribution plan: Under the distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1997, the Fund was charged $353,962 for the Investor shares pursuant to the Plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the line of credit.

DREYFUS MONEY MARKET RESERVES
REPORT OF INDEPENDENT AUDITORS
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc.
as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.




New York, New York
December 17, 1997



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MONEY MARKET RESERVES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                       317/717AR9710
Registration Mark
[Dreyfus logo]
Money Market
Reserves
Annual Report
October 31, 1997